UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 20, 2005
OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)
Oklahoma
(State or Other Jurisdiction of Incorporation)
1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)
321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)
405-553-3000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

        OGE Energy Corp. (the “Company”) is the parent company of Oklahoma Gas and Electric Company (“OG&E”), a regulated electric utility with approximately 735,000 customers in Oklahoma and western Arkansas, and Enogex Inc. and its subsidiaries (“Enogex”), a natural gas pipeline business with principal operations in Oklahoma and Arkansas.

        On May 20, 2005, the Company issued a press release announcing that OG&E has filed with the Oklahoma Corporation Commission (“OCC”) a request to increase its electric rates to pay for major reliability investments in OG&E’s electric system and other costs. OG&E has proposed that new rates, if approved by the OCC, go into effect in December 2005. Hearings on the new rate proposal by the OCC are expected this fall. For further information, see the press release attached as Exhibit 99.01 which is incorporated herein by reference.

        On May 23, 2005, the Company is scheduled to make a financial presentation to certain analysts to discuss, among other things, the request for an increase in OG&E’s electric rates discussed above and 2005 earnings guidance. This presentation is furnished as Exhibit 99.02 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits
Exhibit Number	Description
99.01	Press release dated May 20, 2005, announcing OG&E proposes new rates to pay for reliability investments.
99.02	Financial presentation dated May 23, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP. (Registrant)
By	/s/ Donald R. Rowlett
Donald R. Rowlett Vice President and Controller (On behalf of the registrant and in his capacity as Chief Accounting Officer)

May 20, 2005

Exhibit 99.01

OG&E proposes new rates to pay for reliability investments
Lower rates for 80,000 small businesses, non-profit organizations, schools

OKLAHOMA CITY – Citing major investments to improve the reliability of its electric system, OG&E today asked the Oklahoma Corporation Commission to approve an $89 million rate increase.

“This case is about reliability,” said the company’s chief policy witness, James R. Hatfield, senior vice president and chief financial officer of OGE Energy Corp. (NYSE: OGE), parent company of OG&E. “We frequently hear from our customers, both large and small, that while reasonable rates are very important, reliability is the most important thing they expect from their electric company.”

OG&E’s proposal limits the increase in the average residential customer’s electric bill to about $3.00 per month, and lowers rates for 80,000 small businesses, schools, churches, non-profit organizations and social service agencies by an average of 7 percent. OG&E proposes a new assistance program for low-income customers, and offers residential and small-business customers a Guaranteed Flat Bill option that ensures their cost is the same every month. Lower rates also are in store for Tinker Air Force Base under OG&E’s new plan.

OG&E proposes a rate increase for its largest industrial consumers, “ending the subsidy they receive from other customers and assuring they pay their fair share,” Hatfield said. Still, OG&E’s proposal keeps electric rates for large industrial customers competitively below the regional and national averages.

OG&E has made significant investments and major projects are ongoing to expand the capacity of the electric system and to repair and replace aging infrastructure across OG&E’s service area. In addition to the McClain power plant acquisition last year, reliability investments include equipment upgrades at other OG&E power plants, transmission and substation projects, and expansion and improvement of distribution networks.

Today’s rate filing by OG&E represents the latest step in the company’s Customer Savings and Reliability Plan, a comprehensive approach to expanding and improving the electric system at a time when cogeneration and purchased-power costs are being reduced or eliminated. High natural gas prices – which do not add to OG&E’s earnings – have increased the fuel component of customers’ electric bills, but OG&E has done a lot to keep costs as low as possible. Since 2003, OG&E has been able to reduce customer costs by $147 million, including fuel savings made possible by McClain.

OG&E customers in all rate classes will benefit from electric service that’s more reliable, thanks to investments that by the end of this year will total more than $600 million since 2003. This rate case will determine whether such reliability investments can continue.

According to Hatfield, OG&E has been able to avoid any base rate increase since 1985 through conservative purchasing, efficient operations and effective use of technology in its electric system. “We also must be able to attract, train and retain a workforce that is capable of operating that system,” Hatfield said. “That requires investment in human capital as well.”

OG&E operates today with about the same number of employees it had in 1960, when the company served less than half as many customers as it serves now.

OG&E expects a hearing of the new rate proposal by the Corporation Commission this fall, and to implement new rates in December.

OG&E, a regulated utility, serves about 735,000 customers in a service area spanning 30,000 square miles in Oklahoma and western Arkansas. OGE Energy also is the parent company of Enogex Inc., a natural gas pipeline business with principal operations in Oklahoma and Arkansas.

Resources:
o	Illustrations of key facts can be found at www.oge.com.
o	The Edison Electric Institute website www.eei.org has background information (history, how the system works, and critical issues) about the U.S. electric industry on its page entitled “Electricity 101: Learn the Basics of Electricity.”

Exhibit 99.02

Safe Harbor

Except for the historical statements contained herein, the matters discussed in the following discussion and analysis, including the discussion in "Outlook", are forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate", "believe", "estimate", "expect", "intend", "objective", "plan", "possible", "potential", "project" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; the Company's ability and the ability of its subsidiaries to obtain financing on favorable terms; prices of electricity, natural gas and natural gas liquids, each on a stand-alone basis and in relation to each other; business conditions in the energy industry; competitive factors including the extent and timing of the entry of additional competition in the markets served by the Company; unusual weather; federal or state legislation and regulatory decisions (including the proceeding currently pending before the Oklahoma Corporation Commission related to OG&E's recovery of the costs billed to it by Enogex for gas transportation and storage services) and initiatives that affect cost and investment recovery, have an impact on rate structures or affect the speed and degree to which competition enters the Company's markets; environmental laws and regulations that may impact the Company's operations; changes in accounting standards, rules or guidelines; creditworthiness of suppliers, customers and other contractual parties; the higher degree of risk associated with the Company's nonregulated business compared with the Company's regulated utility business; and other risk factors listed in the reports filed by the Company with the Securities and Exchange Commission.

OG&E 2

Agenda

- Corporate Financial Objectives
- Strategy Review
  - Utility
  - Enogex
- Regulatory Update
  - Gas Transportation & Storage Case
  - Oklahoma Rate Filing
- 2005 Outlook

OG&E 3

Who We Are

Arkansas
Texas
Electric Generation Facilities
Enogex Pipeline
Electric Service Area
Ozark Pipeline

OG&E
Oklahoma Gas & Electric ("OG&E")
Enogex Inc. ("Enogex")

- OGE Energy's principal business is OG&E, an integrated electric utility serving 735,000 customers in major metropolitan areas of Oklahoma and Arkansas
- Enogex is engaged in gathering, processing, storage, transportation and marketing of natural gas primarily in the Mid Continent

4

Corporate Financial Objectives

- Grow Earnings Per Share 4 – 5%
- Improve credit rating to A-
- Achieve return on invested capital targets
- Grow dividend rate

OG&E 5

Regional Utility Plus Strategy

- **Remain a vertically integrated electric utility**
  - More favorable risk return proposition
  - Represent a majority of corporate assets – 70/30 split
- **Maintain position in midstream gas business**
  - Provides for asset/earnings diversity
  - Provides for key competitive skills for corporation
  - Provides for additional growth to utility

OG&E 6

Utility Overview

- **Financial Objectives**
  - Manage O&M growth within top line 1.5 – 2.0% growth
  - Earnings growth rate of 2 – 3%
  - Lower dividend payout ratio paid to Corporate
- **Strategy**
  - Increased investment in OG&E infrastructure (Reliability and Savings plan)
    - Bought capacity in surplus market (McClain)
    - Utilizing expiring out of market contracts to minimize rate impact
    - Review environmental/additional resource options
  - Position power delivery division for broader product and service offerings

OG&E 7

Strength of the Core Electric Business

- **Steady Diversified Economic Service Area**
  - Diversified customer base in metropolitan areas
  - Competitive rates well below the national average
  - Stable, consistent growth in service territory
- **Diversified and low-cost fleet of generation assets**
  - 2004 fuel mix 70% coal and 30% natural gas
  - Integrated gas supply source with Enogex
- **Lower cost structure mitigates rate increases**
  - Lower PPA cost structure with expiring out-of-market cogeneration contracts
  - Supports recovery of investments to improve reliability of supply and delivery

OG+E 8

Enogex Overview

- **Financial Objectives**
  - Achieve required return
  - Grow net income at 6 - 10% per year
  - Minimize earnings volatility
  - Increase payout ratio to Corporate- *$60 - $70m of free cash flow
- **Strategy**
  - Optimize and improve competitiveness
    - Integrate information technology
    - Process improvement
    - Continued investment in training and development of workforce
  - Rationalize underperforming/non-strategic gathering projects
  - Diversify/Reposition for growth
    - Expand marketing to Gulf Coast/Eastern markets/Rockies
    - Add midstream assets in the Rocky Mountain region

*Free cash flow = cash from operating activities – capital expenditures

OG&E

9

Unregulated Business Strategy

Overview and Timeline

DIVERSIFY / REPOSITION FOR GROWTH

- Expand marketing to Gulf Coast/ Eastern markets and Rockies
- Add midstream assets in Rocky Mountain region

RATIONALIZE

- Rationalize underperforming/ non-strategic gathering projects

OPTIMIZE / IMPROVE COMPETITIVENESS

- Integrate information technology in operational and commercial applications
- Continue to improve processes
- Continue to invest in training, development of people
- Lower costs, i.e., fuel rate
- Reduce cycle time
- Improve customer service with broader service offerings

'04 '05 '06 '07 '08 '09

OG/E 10

Where Does the Growth Come From?

- **Gathering**
  - Improve margins on flat volumes due to more favorable terms on new contracts (Mid-Continent)
  - Gathering projects in the Rockies upstream of take away pipeline capacity
- **Transportation**
  - Additional transportation revenues from new cogeneration facility and the McClain plant
- **Lower cost structure**
  - O&M decrease in real terms
  - Lower interest expense from 2004 debt reduction
- **Marketing**
  - Expanded customer base in the Gulf Coast, Eastern markets & Rockies

OG/E 11

Unregulated Net Plant

5%
1%
25%
49%
12%
8%
Transporation
Storage
Ozark
Gathering
Processing
Marketing

OG+E 12

Processing Portfolio

2001
4%
32%
64%
Keep Whole
POL
Fixed Fee

Dec. 2004
8%
22%
46%
24%
Keep Whole/Default Processing Fee
Keep Whole
POL
Fixed Fee

13

Rate Case Timetable

- April 4 – Notice of Intent
- May 20 – Application Filed
- June - August – Audit and Interrogatory Phase
- September - October – Responsive and Rebuttal Testimony
- November 16 – Hearing completed by Statute
- December – New Rates Implemented

OG+E 15

Customer Savings and Reliability Plan

- **$89,064,720 Proposed Rate Increase**
  - Offset by $59 million CoGen Credit Rider and Fuel Efficiency Savings in 2005
- **Military Base Rider**
  - Lower Rates to Better Position Tinker AFB as a Critical Military Installation over the Long Term
- **Low Income Assistance Program**
  - Waive $6.50 Customer Charge in the Four Summer Months

OG&E 16

Customer Savings and Reliability Plan

- **Guaranteed Flat Bill Option**
  - Residential and Small Business can opt to have Same Monthly Bill for 12 Months without True-Up regardless of Weather, Usage Change or Fuel Cost Fluctuation
- **Green Power Wind Rider**
  - Proposed Reduction in the Rate to Wind Customers
- **Public Schools**
  - Proposed no Rate Increase and created Specific Customer Classes to allow Option to Manage Demand and Energy to reduce Electric Bill

OG/E 17

Customer Impact

- **Residential Customers: About $3 Per Month Increase**
- **80,000 Small Business Customers: 7% Decrease**
- **LPL Customer Class (*on average*): 9.6% Increase**

OG+E 18

Rate Base - Oklahoma Jurisdiction
$1,877,361,180

- Increased $308 Million since 2002 Settlement Agreement
- New Investment included in Total Company Rate Base

$160	McClain Plant
26	Regulatory Asset
51	CWIP (January - June '05)
$237	Million

- Over $200 Million in 2004 and $248 Million (2005 Budget) for Capital Expenditures

OG&E 19

Major O&M Expense Pro Forma Adjustments Total Company

Description	Test Year Expense	Pro Forma Adjustment	Amount Requested
Pension and Medical	41,220,163	4,242,900	45,463,063
Insurance	7,937,695	(476,651)	7,461,044
Year-End Payroll	134,780,123	5,273,111	140,053,234
Bad Debts	4,367,380	404,699	4,772,079
Minor Storm Expense	1,852,997	3,735,114	5,588,111
Southwest Power Pool Assessment	5,999,414	1,376,116	7,375,530
McClain Plant O&M	0	3,103,534	3,103,534
Unfilled Positions—Payroll	0	3,423,005	3,423,005

OG&E 20

$147 Million Customer Savings and Reductions for the Period 2003-2005

CUSTOMER SAVINGS AND REDUCTIONS
2003 - 2005
Millions
30
20
10
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
150
2003
2004
2005
$37.3 Million
$50.6 million
$59.1 Million
(25.0)
Rate Reduction
(12.3)
AES Reduction
(22.5)
McClain Fuel Savings
(15.3)
828 Reduction
(12.8)
CoGen Credit Rider
(55.0)
CoGen Credit Rider
(4.1)
Incremental McClain Fuel Savings
$147 Million Cumulative Total Customer Savings and Reductions

OG/E 21

Gas Transportation & Storage Case

- Administrative Law Judge recommended $41.9 million
- Commission appeal hearing completed on December 7, 2004
- Commission order expected in the second quarter of 2005

OG&E 22

HB 1910 – Signed Into Law

- **Transmission Related Costs**
  - Allows for immediate recovery of mandated transmission costs
  - The Oklahoma Corporation Commission ("OCC") reviews costs to determine they are mandated by FERC, etc.
- **Environmental Costs**
  - Pre-approval mechanism for the OCC for mandated environmental costs
  - Automatic rate adjustments as approved costs are incurred
- **Generating Facilities**
  - Pre-approval by the OCC for the construction or purchase of electric generating facilities

OG&E 23

2005 Financial Outlook

Consolidated earnings between $1.65 - $1.75 per share based on 90.5 million average diluted shares outstanding

- **Enogex earnings guidance has increased to $49 - $56 million or $.54 to $.62 per share from $39 - $43 million or $.43 to $.48 per share**
  - Commodity spread projections increased from $1.53/MMBtu to a range of $2.02 to $2.56/MMBtu for full-year 2005
  - NGL price projections increased from $0.71/gallon to a range of $0.82 to $0.89/ gallon in 2005

OG&E 24

2005 Financial Outlook

- **Utility earnings guidance remains at $106 - $110 million or $1.17 to $1.22 per share**
  - 1% - 2% growth in gross margins from customer growth
  - Normal weather
  - No change in rates
  - Recovery of Enogex gas transportation and storage costs recommended by the Administrative Law Judge
  - Regulatory lag around McClain and general rate filing
- **Holding company guidance remains at a loss of $6 - $8 million or $.07 to $.09 per share due to lower interest expense**

OG&E 25